UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported):  July 1, 2025 (June 30, 2025)

ACRO BIOMEDICAL CO., LTD.
(Exact name of registrant as specified in Charter)

Nevada	333-207765	47-1950356
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employee Identification No.)

2175 Visionary Way, Suite 1160; Fishers, Indiana 46038

 (Address of Principal Executive Offices)

(317) 286-6788

 (Registrant’s Telephone number)

Copies to:

Asher S. Levitsky PC

Ellenoff Grossman & Schole LLP

1345 Avenue of the Americas, Suite 1100

New York, New York 10105

Phone: (646) 895-7152

Fax: (212) 370-7889

E-mail: alevitsky@egsllp.com

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12(b) under the Exchange Act (17 CFR 240.14a-12(b))
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 4.01 Change in Registrant’s Certifying Accountant

On June 30, 2025, the Company dismissed Prager Metis CPAs, LLC (“Prager Metis”) as the Company’s independent registered public accounting firm.  During the Company’s fiscal years ended December 31, 2024 and 2023 and the subsequent interim period from January 1, 2025 to the date of Prager Metis’ dismissal, there were no disagreements between the Company and Prager Metis on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of Prager Metis, would have caused Prager Metis to make reference to the subject matter of such disagreements in connection with its audit reports on the Company’s financial statements.  Prager Metis did not audit the Company’s financial statements for the years ended December 31, 2024 and 2023.  Prager Metis’ report on the Company’s financial statements for the year ended December 31, 2022 included an explanatory paragraph as to the Company’s ability to continue as a going concern.

On June 30, 2025, the Company’s board of directors approved the engagement of KCCW Accountancy Corp. (“KCCW”) as its independent registered accounting company.  During the Company’s fiscal year ended December 31, 2024, and the subsequent interim period from January 1, 2025 to the date of this report, neither the Company nor anyone acting on its behalf consulted with KCCW regarding either (i) the application of accounting principles to a specified transaction, either completed or proposed, or the type of audit opinion that might be rendered on the Company’s financial statements, and neither a written report nor oral advice was provided to the Company by KCCW that was an important factor considered by the Company in reaching a decision as to any accounting, auditing or financial reporting issue, or (ii) or a reportable event (as defined in Item 304(a)(1)(v) of Regulation S-K and the related instructions) relating to the Company.

The Company has provided Prager Metis with a copy of the disclosures in this report and has requested that Prager Metis furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not Prager Metis agrees with the statements in this Item 4.01. A copy of this letter is filed as Exhibit 16.1 to this report.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits.

Exhibit
Number	Description

16.1	Letter to the Securities and Exchange Commission from Prager Metis CPAs, LLC dated July1, 2025

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: July 1. 2025		ACRO BIOMEDICAL CO., LTD.

	By:	/s/ Pao-Chi Chu
Pao-Chi Chu
Chief Executive Officer